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                                                                   Exhibit 10(d)


                    SCHEDULE IDENTIFYING MATERIAL DETAILS OF
                       EXECUTIVE AGREEMENTS SUBSTANTIALLY
                            SIMILAR TO EXHIBIT 10(b)


                                                     EFFECTIVE
         NAME                                          DATE
         ----                                        ---------
     Peter  E. Geier                                April 1, 1998
     Ronald J. Seiffert                             April 1, 1998
     Frank Wobst                                    April 1, 1998





                    SCHEDULE IDENTIFYING MATERIAL DETAILS OF
                       EXECUTIVE AGREEMENTS SUBSTANTIALLY
                            SIMILAR TO EXHIBIT 10(c)


                                                     EFFECTIVE
         NAME                                          DATE
         ----                                        ---------
     Richard A. Cheap                               May 4, 1998
     Anne Creek                                     February 16, 2000
     Judith D. Fisher                               April 1, 1998